UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2014

Coeur Mining, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

104 S. Michigan Ave.

Suite 900

Chicago, Illinois 60603

(Address of Principal Executive Offices)

(312) 489-5800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

Indenture

On March 12, 2014, Coeur Mining, Inc. (the “Company” or “Coeur”) completed an offering of $150 million in aggregate principal amount of its 7.875% Senior Notes due 2021 (the “Additional Notes”) in a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Additional Notes constitute a further issuance of Coeur’s $300 million outstanding principal amount of 7.875% Senior Notes due 2021 issued on January 29, 2013 (collectively with the Additional Notes, the “Notes”) and will form a single series of debt securities with the Existing Notes. As of the completion of Coeur’s offering of the Additional Notes, the aggregate principal amount of its outstanding 7.875% Senior Notes due 2021 was $450 million.

The Additional Notes are governed by an Indenture, dated as of January 29, 2013 (the “Original Indenture”), among the Company, as issuer, certain of the Company’s subsidiaries named therein, as guarantors thereto (the “Guarantors”), and The Bank of New York Mellon, as trustee (the “Trustee”), as amended by a supplemental indenture, dated as of December 16, 2013 (the “First Supplemental Indenture”), and as further amended in respect of the Additional Notes by the Second Supplemental Indenture, dated as of the date hereof (the “Second Supplemental Indenture”) (the Original Indenture as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”). The Original Indenture, which includes the form of the Additional Notes, is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The First Supplemental Indenture and Second Supplemental Indenture are attached hereto as Exhibits 4.2 and 4.3 respectively and are incorporated herein by reference. The description of the Indenture and the Additional Notes in this report are summaries only and are qualified in their entirety by the terms of the Indenture and the Additional Notes, respectively.

The Company intends to use the net proceeds from the offering of the Additional Notes for general corporate purposes.

The Additional Notes are the Company’s unsecured senior obligations and rank equally in right of payment with all of its existing and future unsecured senior debt and rank senior in right of payment to all of its existing and future subordinated debt. The Additional Notes are effectively subordinated to any of the Company’s existing and future secured debt, including indebtedness under the Company’s senior credit facility (the “Senior Credit Facility”), to the extent of the value of the assets securing such debt. Initially, the Company’s obligations under the Additional Notes are jointly and severally guaranteed by the all of the Company’s domestic subsidiaries that guarantee the borrowings under the Senior Credit Facility. In addition, each of the Company’s restricted subsidiaries that becomes a borrower under or that guarantees the Senior Credit Facility, or that guarantees other indebtedness that exceeds $20.0 million aggregate principal amount, will be required to guarantee the Additional Notes in the future. The guarantees rank equally in right of payment to all of the Guarantors’ existing and future unsecured senior debt and senior in right of payment to all of the Guarantors’ existing and future subordinated debt. The guarantees are effectively subordinated to any of the Guarantors’ existing and future secured debt to the extent of the value of the assets securing such debt. The Additional Notes are also structurally subordinated to the liabilities of subsidiaries of the Company that have not guaranteed the Additional Notes.

The Additional Notes bear interest at a rate of 7.875% per year from the date of original issuance or from the most recent payment date to which interest has been paid or provided for. Interest on the Additional Notes is payable semi-annually in arrears on February 1 and August 1 of each year, commencing on August 1, 2014. The Company will make each interest payment to the holders of record of the Additional Notes on the immediately preceding January 15 and July 15. In certain circumstances the Company may be required to pay additional interest.

At any time prior to February 1, 2017, the Company may redeem all or part of the Notes upon not less than 30 nor more than 60 days’ prior notice at a redemption price equal to the sum of (i) 100% of the principal amount thereof, plus (ii) a make-whole premium as of the date of redemption, plus (iii) accrued and unpaid interest and additional interest, if any, thereon, to the date of redemption. In addition, the Company may redeem some or all of the Notes on or after February 1, 2017, at redemption prices set forth in the Indenture, together with accrued and unpaid interest. At any time prior to February 1, 2016, the Company may use the proceeds of certain equity offerings to redeem up to 35% of the aggregate principal amount of the Notes, including any permitted additional Notes, at a redemption price equal to 107.875% of the principal amount.

Upon the occurrence of a change of control triggering event (as defined in the Indenture), unless the Company has exercised its right to redeem the Additional Notes, each holder of Additional Notes will have the right to require the Company to repurchase all or a portion of such holder’s Additional Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase.

If the Company or its restricted subsidiaries sell assets under certain circumstances specified in the Indenture and do not use the proceeds for certain specified purposes, the Company must offer to use certain net proceeds therefrom to repurchase the Notes and other debt that ranks equal in right of payment to the Notes on a pro rata basis. The purchase price of the Notes will be equal to 100% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to the applicable date of repurchase.

If the Company receives excess political risk insurance proceeds (as defined in the Indenture) related to its San Bartolomé mine and does not use the proceeds for certain specified purposes, the Company must offer to use certain net proceeds therefrom to repurchase the Notes and other debt that ranks equal in right of payment to the Notes and contains similar political risk insurance offer provisions on a pro rata basis. The purchase price of the Notes will be equal to 100% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, to the applicable date of repurchase.

The Indenture contains covenants that, among other things, limit the Company’s ability under certain circumstances to create liens or enter into sale-leaseback transactions and impose conditions on the Company’s ability to engage in mergers, consolidations and sales of all or substantially all of its assets.

The Indenture also contains certain “Events of Default” (as defined in the Indenture) customary for indentures of this type. If an Event of Default has occurred and is continuing, the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may, and the Trustee at the request of the holders of not less than 25% in aggregate principal amount of the Notes then outstanding shall, declare all unpaid principal of, premium, if any, and accrued interest on all the Notes to be due and payable.

Registration Rights Agreement

In connection with the sale of the Additional Notes, the Company entered into a Registration Rights Agreement, dated as of March 12, 2014 (the “Registration Rights Agreement”), with the Guarantors and Barclays Capital Inc., as initial purchaser of the Additional Notes. Under the Registration Rights Agreement, the Company and the Guarantors have agreed, to (i) file a registration statement (the “Exchange Offer Registration Statement”) with the United States Securities and Exchange Commission (the “SEC”) with respect to a registered offer (the “Exchange Offer”) to exchange the Additional Notes for new notes of the Company having terms substantially identical in all material respects to the Additional Notes (the “Exchange Notes”), (ii) to use their commercially reasonable efforts to cause the Exchange Offer to be completed on or prior to 180 days after March 12, 2014 and (iii) to commence the Exchange Offer and use their commercially reasonable efforts to issue on or prior to 35 business days, or longer, if required by applicable securities laws, after the date on which the Exchange Offer Registration Statement was declared effective by the SEC, the Exchange Notes in exchange for all Additional Notes tendered prior thereto in the Exchange Offer.

If the Exchange Offer is not consummated, under certain circumstances and within specified time periods, the Company and the Guarantors are required to file a shelf registration statement (the “Shelf Registration Statement”) covering resales of the Additional Notes, use their commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective and to keep the Shelf Registration Statement effective until such time as the Additional Notes cease to be registrable securities.

Subject to certain limitations, the Company and the Guarantors will be required to pay the holders of the Additional Notes special interest on the Additional Notes if (i) the Exchange Offer is not completed on or prior to

180 days after March 12, 2014, (ii) the Company and the Guarantors fail to file any Shelf Registration Statement required by the Registration Rights Agreement on or before the date specified for such filing, (iii) any such Shelf Registration Statement is not declared effective by the SEC prior to the date specified for such effectiveness, (iv) the Company and the Guarantors fail to consummate the Exchange Offer within 35 business days after the date on which the Exchange Offer Registration Statement was declared effective by the SEC, or (v) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or usable in connection with resales of registrable securities during specified time periods.

A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.4 and is incorporated herein by reference. The description of the Registration Rights Agreement in this report is a summary only and is qualified in its entirety by the terms of the Registration Rights Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See disclosure contained in Item 1.01 above, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	List of Exhibits

Exhibit No.	Description

Exhibit 4.1	Indenture, dated January 29, 2013, among Coeur Mining, Inc., as issuer, certain subsidiaries of Coeur Mining, Inc., as guarantors thereto, and The Bank of New York Mellon, as trustee (incorporated herein by reference to Exhibit 4.4 to Coeur’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012).

Exhibit 4.2	First Supplemental Indenture, dated December 16, 2013, among Coeur Mining, Inc., as Company, certain subsidiaries of Coeur Mining, Inc., as guarantors thereto, and The Bank of New York Mellon, as trustee (incorporated herein by reference to Exhibit 4.7 to Coeur’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013).

Exhibit 4.3	Second Supplemental Indenture, dated March 12, 2014, among Coeur Mining, Inc., as Company, certain subsidiaries of Coeur Mining, Inc., as guarantors thereto, and The Bank of New York Mellon, as trustee (filed herewith).

Exhibit 4.4	Registration Rights Agreement, dated March 12, 2014, among Coeur Mining, Inc., certain subsidiaries of Coeur Mining, Inc., and Barclays Capital Inc. (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.

Date: March 12, 2014	By:	/s/ Peter C. Mitchell
	Name:	Peter C. Mitchell
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 4.1	Indenture, dated January 29, 2013, among Coeur Mining, Inc., as issuer, certain subsidiaries of Coeur Mining, Inc., as guarantors thereto, and The Bank of New York Mellon, as trustee (incorporated herein by reference to Exhibit 4.4 to Coeur’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012).

Exhibit 4.2	First Supplemental Indenture, dated December 16, 2013, among Coeur Mining, Inc., as Company, certain subsidiaries of Coeur Mining, Inc., as guarantors thereto, and The Bank of New York Mellon, as trustee (incorporated herein by reference to Exhibit 4.7 to Coeur’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013).

Exhibit 4.3	Second Supplemental Indenture, dated March 12, 2014, among Coeur Mining, Inc., as Company, certain subsidiaries of Coeur Mining, Inc., as guarantors thereto, and The Bank of New York Mellon, as trustee (filed herewith).

Exhibit 4.4	Registration Rights Agreement, dated March 12, 2014, among Coeur Mining, Inc., certain subsidiaries of Coeur Mining, Inc., and Barclays Capital Inc. (filed herewith).